CONSOLIDATED STATEMENTS OF OPERATIONS (USD $) In Thousands, except Share data	9 Months Ended
	Sep. 30, 2011	Sep. 30, 2010
Revenues:
Supply revenue	$ 4,868	$ 7,127
Royalties	2,743	2,693
Collaborative licensing and development revenue	3,845	2,551
Total revenues	11,456	12,371
Operating expenses:
Cost of revenues	10,138	10,168
Research and development	12,237	14,954
Selling, general and administrative	13,465	3,948
Total operating expenses	35,840	29,070
Loss from operations	(24,384)	(16,699)
Other (expense) income:
Interest income	111	112
Interest expense	(4,068)	(2,577)
Royalty interest obligation	235	(1,048)
Other, net	61	107
Total other expense, net	(3,661)	(3,406)
Net loss	$ (28,045)	$ (20,105)
Net loss per share:
Basic and diluted net loss per common share (in dollars per share)	$ (1.89)	$ (35.02)
Weighted average common shares outstanding:
Basic (in shares)	14,826,054	574,112
Diluted (in shares)	14,826,054	574,112